Vanguard Intermediate-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund will be closed to all prospective financial advisory, institutional, and intermediary clients (other than clients who invest through a Vanguard brokerage account).

The Fund will remain closed until further notice and there is no specific time frame for when the Fund will reopen. During the Fund’s closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 45 022013